SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2002 (March 11, 2002)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

          This Form 8-K/A is an amendment to the registrant's current report on Form 8-K filed on March 11, 2002 (relating to the registrant's acquisition of Toymax International, Inc.) to file the financial statements and pro forma financial information omitted from the initial filing of the current report, in accordance with Items 7(a)(4) and (b)(2), respectively.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Registrant's acquisition of Toymax International, Inc. (“Toymax”), refer to Item 2 of the Registrant's Current Report on Form 8-K, filed on March 11, 2002, which Item 2 is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

1.	Toymax’s audited consolidated financial statements as of March 31, 2001 and 2000 and for the three years ended March 31, 2001
— Incorporated by reference to the financial statements included in Toymax’s Annual Report on Form 10-K for its fiscal year ended March 31, 2001, pages F-1 to F-19, inclusive.

2.	Toymax’s condensed consolidated balance sheets as of December 31, 2001 (unaudited) and March 31, 2001 and condensed consolidated statements of operations for the three and nine month periods ended December 31, 2001 and 2000 (unaudited) and statements of cash flows for the nine month periods ended December 31, 2001 and 2000 (unaudited)
— Incorporated by reference to the financial statements included in Toymax’s Quarterly Report on Form 10-Q for its quarter ended December 31, 2001, pages 2 to 11, inclusive.

     (b)  Pro Forma Financial Information.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Page
Unaudited Pro Forma Consolidated Financial Statements
Introduction	3
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001	4
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001	5
Notes to Unaudited Pro Forma Consolidated Financial Statements	6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

      The following unaudited pro forma consolidated financial statements as of December 31, 2001 and for the year ended December 31, 2001 give effect to the acquisition of Toymax. The pro forma consolidated balance sheet presents our financial position as if the acquisition of Toymax had occurred on December 31, 2001. The pro forma consolidated statement of operations presents our results as if the acquisition of Toymax had occurred on January 1, 2001. Our fiscal year end is December 31 and Toymax's fiscal year end is March 31. The fourth quarter for our most recent fiscal year ended December 31, 2001, while the third quarter of Toymax's fiscal year ended December 31, 2001. The pro forma consolidated balance sheet as of December 31, 2001 is based upon our historical consolidated balance sheet as of December 31, 2001 which has been adjusted for the effects of the Toymax acquisition. The pro forma consolidated statement of operations for the year ended December 31, 2001 is based on our historical consolidated statement of operations and the statement of operations of Toymax for the year ended December 31, 2001.

      The pro forma consolidated financial statements include, in our opinion, all material adjustments necessary to reflect the acquisition of Toymax. The pro forma consolidated financial statements do not represent the Company’s actual results of operations, including the acquisitions, nor do they purport to predict or indicate our financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our consolidated financial statements and the related notes thereto and Toymax's consolidated financial statements and the related notes thereto incorporated herein by reference.

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet

	DECEMBER 31, 2001

	HISTORICAL	PRO FORMA		PRO FORMA
	JAKKS	ADJUSTMENTS		BALANCE SHEET

	(AUDITED)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$25,036,203	($10,998,471	)(1),(2)	$14,037,732
Marketable securities	37,119,071	(10,000,000	)(1)	27,119,071
Accounts receivable, net	54,880,240	23,258,743	(2)	78,138,983
Inventory, net	32,023,960	12,913,188	(2)	44,937,148
Prepaid expenses and other current assets	4,735,059	8,051,151	(2)	12,786,210

Total current assets	153,794,533	23,224,611		177,019,144

Property and equipment, at cost	33,515,574	5,535,176	(2)	39,050,750
Less accumulated depreciation and amortization	17,762,905	—		17,762,905

Property and equipment, net	15,752,669	5,535,176		21,287,845

Notes receivable — Officers	2,224,000	—		2,224,000
Goodwill, net	89,863,415	32,073,058	(3)	121,936,473
Trademarks, net	11,567,679	—		11,567,679
Investment in joint venture	7,893,312	—		7,893,312
Other	2,945,075	4,136,167	(2)	7,081,242

Total assets	$284,040,683	$64,969,012		$349,009,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$35,714,426	$26,246,150	(4)	$61,960,576
Short term debt including current portion of long term debt	22,560	20,566,914	(4)	20,589,474
Income taxes payable	1,570,973	806,174	(4)	2,377,147

Total current liabilities	37,307,959	47,619,238		84,927,197

Long term debt	72,510	354,571	(4)	427,081
Deferred income taxes	2,256,817	—		2,256,817
Minority interest	—	4,862,575	(4)	4,862,575

Total liabilities	39,637,286	52,836,384		92,473,670

STOCKHOLDERS’ EQUITY
Common stock	20,320	646	(1)	20,966
Additional paid-in capital	168,114,819	12,131,982	(1)	180,246,801
Treasury stock	(12,911,483)	—		(12,911,483)
Retained earnings	89,179,741	—		89,179,741

Total stockholders’ equity	244,403,397	12,132,628		256,536,025

Total liabilities and stockholders’ equity	$284,040,683	$64,969,012		$349,009,695

See notes to unaudited pro forma consolidated financial statements.

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statement of Operations

	YEAR ENDED DECEMBER 31, 2001

	ACTUAL
			PRO FORMA			PRO FORMA
	JAKKS	TOYMAX	COMBINED	ADJUSTMENTS		RESULTS

	(AUDITED)	(UNAUDITED)
Net Sales	$284,309,021	$102,894,216	$387,203,237	$(3,655,610	)(5)	$383,547,627
Cost of sales	164,222,261	75,893,456	240,115,717	(6,822,612	)(5),(6)	233,293,105

Gross Profit	120,086,760	27,000,760	147,087,520	3,167,002		150,254,522
Selling, general and administrative expenses	89,574,503	36,366,509	125,941,012	(971,375	)(5),(7)	124,969,637
Acquisition shutdown & product recall costs	1,214,101	—	1,214,101	—		1,214,101

Income (loss) from operations	29,298,156	(9,365,749)	19,932,407	4,138,377		24,070,784
Interest, net	(2,056,526)	827,069	(1,229,457)	489,923	(8)	(739,534)
Other (income) expense	(6,675,428)	7,783,336	1,107,908	(5,257,725	)(5)	(4,149,817)

Income (loss) before provision for income taxes	38,030,110	(17,976,154)	20,053,956	8,906,179		28,960,135
Provision for (benefit from) income taxes	9,797,209	(3,574,398)	6,222,811	1,886,027	(5),(9)	8,108,838
Minority interest	—	(858,297)	(858,297)	(2,421,815	)(10)	(3,280,112)

Income (loss) from continuing operations	28,232,901	(13,543,459)	14,689,442	9,441,967		24,131,409

Loss from discontinued operations	—	(1,210,145)	(1,210,145)	1,210,145	(5)	—
Gain on disposal of discontinued operations	—	500,000	500,000	(500,000	)(5)	—

Net income (loss)	$28,232,901	$(14,253,604)	$13,979,297	$10,152,112		$24,131,409

Basic earnings per share	$1.55					$1.28

Weighted average shares outstanding	18,199,108			646,384	(1)	18,845,492

Diluted earnings per share	$1.45					$1.20

Weighted average shares and equivalents outstanding	19,409,925			646,384	(1)	20,056,309

See notes to unaudited pro forma consolidated financial statements.

JAKKS PACIFIC, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma consolidated financial statements have been adjusted for the items relating to the acquisition of Toymax as set forth below:

BALANCE SHEET

(1)	Consideration paid on or about the closing of the Toymax acquisition:

Cash paid to Principal Stockholders	$24,300,217
46,330 shares purchased in the open market	159,967
Other acquisition costs	1,500,000

$25,960,184

646,384 shares of JAKKS common stock issued to Principal Stockholders	$12,132,628

(2)	Assets acquired in Toymax acquisition

(3)	Excess of consideration paid over fair market value of Toymax assets acquired

(4)	Liabilities and minority interest in net assets assumed in the Toymax acquisition

STATEMENT OF OPERATIONS

(5)	Adjustments to reflect the divestiture of the discontinued operations of Toymax:

Net Sales	$(3,655,610)
Cost of sales	(3,195,028)

Gross Profit	(460,582)
Selling, general and administrative expenses	(1,189,622)

Loss from operations	729,040
Other (income) expense	(5,257,725)

Loss before benefit from income taxes	5,986,765
Benefit from income taxes	219,179
Minority interest	—

Loss from continuing operations	5,767,586

Loss from discontinued operations	1,210,145
Gain on disposal of discontinued operations	(500,000)

Net loss	$6,477,731

(6) Cost of sales is adjusted to reflect the elimination of Hong Kong agency fees	$(3,627,584)

(7)	Selling, general and administrative expenses are adjusted to reflect:

Adjustment in salaries and fees paid or payable to Toymax officers and directors	$(697,544)
Amortization of goodwill	915,791

$218,247

(8)	Other (income) expense is adjusted to reflect:

The elimination of interest expense related to borrowings made by Toymax as if they had been repaid on January 1, 2001	$(950,077)
The elimination of interest income related to the cash consideration paid by JAKKS as if it had been disbursed on January 1, 2001	1,440,000

$489,923

(9) Provision for income taxes is adjusted to reflect the tax effect of the pro forma adjustments	$1,666,848

(10) Minority interest in Toymax adjusted net loss	$(2,421,815)

     (c)  Exhibits.

Number	Description

2.1	Stock Purchase Agreement dated as of February 10, 2002 among JAKKS, Toymax and the Principal Stockholders(1)

2.2	Agreement of Merger dated as of February 10, 2002 among JAKKS, JP/TII Acquisition Corp. and Toymax(1)

2.3	Letter Agreement dated March 11, 2002 among Toymax, JAKKS and the Principal Stockholders(1)

10.1	Termination and Replacement of Manufacturing Agreement dated March 11, 2002 among Toymax, Toymax (H.K.) Limited, Jauntiway Investments Limited, et al.(1)

23	Consent of Independent Certified Public Accountants(2)

99	First Amendment to Loan Agreement and Consent and Waiver dated as of March 8, 2002(1)

(1)	Incorporated by reference to the Schedule 13D filed by JAKKS on March 20, 2002.

(2)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2002

JAKKS PACIFIC, INC.

By:	/s/ JOEL M. BENNETT Joel M. Bennett Executive Vice President

EXHIBIT INDEX

Number	Description

2.1	Stock Purchase Agreement dated as of February 10, 2002 among JAKKS, Toymax and the Principal Stockholders(1)

2.2	Agreement of Merger dated as of February 10, 2002 among JAKKS, JP/TII Acquisition Corp. and Toymax(1)

2.3	Letter Agreement dated March 11, 2002 among Toymax, JAKKS and the Principal Stockholders(1)

10.1	Termination and Replacement of Manufacturing Agreement dated March 11, 2002 among Toymax, Toymax (H.K.) Limited, Jauntiway Investments Limited, et al.(1)

23	Consent of Independent Certified Public Accountants(2)

99	First Amendment to Loan Agreement and Consent and Waiver dated as of March 8, 2002(1)

(1)	Incorporated by reference to the Schedule 13D filed by JAKKS on March 20, 2002.

(2)	Filed herewith.